UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               ------------------



                Date of Report (Date of earliest event reported):
                                October 24, 2001


                               -------------------


                                   MOCON, INC.
             (Exact name of registrant as specified in its charter)



    Minnesota                        0-9273                      41-0903312
(State or Other of          (Commission File Number)         (I.R.S. Employer
  Incorporation)                                          Identification Number)


       7500 Boone Avenue North
           Minneapolis, MN                                        55428
(Address of principal executive offices)                        (Zip Code)

                                 (763) 493-6370
                (Company's telephone number, including area code)



                                 Not applicable.
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         On October 24, 2001, MOCON, Inc. ("MOCON") acquired all of the issued and outstanding shares of capital stock (the "Shares") of Questar Baseline Industries, Inc. ("Baseline") from Questar InfoComm, Inc. ("QIC") pursuant to a Stock Purchase Agreement by and among MOCON, QIC and Questar Corporation ("Questar") dated October 24, 2001 (the "Purchase Agreement").

         Under the terms of the Purchase Agreement, the acquisition of the Shares by MOCON (the "Acquisition") is effective as of October 1, 2001. The total consideration paid by MOCON for the Shares was $3,400,000 in cash, which such amount will be adjusted downward by the amount, if any, by which $3,050,000 exceeds the net worth of Baseline at the time of the closing of the Acquisition. Pursuant to the terms of the Purchase Agreement, a portion of the consideration paid by MOCON is being held in escrow for a specified period of time after the closing of the Acquisition in order to satisfy, if necessary, certain post-closing adjustments and indemnification obligations of QIC and Questar.

         Additional information regarding the Acquisition is contained in the Purchase Agreement, which is an exhibit to this report and is incorporated herein by reference, as well as in the press release issued by MOCON on October 25, 2001, which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

         a-b. Financial Statements of Business Acquired/Pro-Forma Financial
              Information.

              Under regulation S-X, MOCON is not required to file financial statements or pro-forma information with respect to the Acquisition.

         c.   Exhibits.

              2.1 Stock Purchase Agreement dated October 24, 2001 by and among MOCON, Inc., Questar InfoComm, Inc. and Questar Corporation.

              99.1 Press release dated October 25, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               MOCON, INC.

Dated: November 6, 2001                        By: /s/  Robert L. Demorest
                                                   -----------------------------
                                                   Robert L. Demorest
                                                   Chairman, President and Chief
                                                   Executive Officer

                                INDEX TO EXHIBITS


Exhibit No.      Description                                     Method
----------       -----------                                     ------

2.1              Stock Purchase Agreement dated October 24,      Filed herewith.
                 2001 by and among MOCON, Inc., Questar
                 InfoComm, Inc. and Questar Corporation.


99.1             Press release dated October 25, 2001            Filed herewith